UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 12, 2013

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan	48111
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 12, 2013, the Organization and Compensation Committee of the Board of Directors of Visteon Corporation (the “Company”) approved merit-based increases in the annual base salaries for certain officers of the Company effective July 1, 2013, including the following named executive officers:

Name and Position	Current Annual Base Salary Rate	Revised Annual Base Salary Rate
Timothy D. Leuliette President and Chief Executive Officer	$1,150,000	$1,184,500

Jeffrey M. Stafeil Executive Vice President and Chief Financial Officer	$650,000	$669,500

Robert C. Pallash Senior Vice President and President, Global Customer Group	£276,900	£285,207

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of the Company was held on June 13, 2013.

(b) At the annual meeting, the stockholders elected the Company’s eight nominees for director to serve for a one-year term beginning at the 2013 annual meeting and expiring at the 2014 annual meeting of stockholders. The stockholders also ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for fiscal year 2013, approved the Company’s executive compensation and approved an amendment to the Visteon Corporation Non-Employee Director Stock Unit Plan. The final voting results are set forth below.

(1) Election of directors (majority voting):

Nominee	Shares For	Shares Against	Shares Abstain	Broker Non-Votes
Duncan H. Cocroft	39,437,937	1,746,162	3,454	2,752,463
Jeffrey D. Jones	39,779,844	1,404,167	3,542	2,752,463
Timothy D. Leuliette	41,129,296	55,075	3,182	2,752,463
Robert J. Manzo	41,071,139	112,926	3,488	2,752,463
Francis M. Scricco	41,147,792	36,130	3,631	2,752,463
David L. Treadwell	40,191,574	992,580	3,399	2,752,463
Harry J. Wilson	40,820,374	363,683	3,496	2,752,463
Yuen Kam Ho, George	41,124,699	59,604	3,250	2,752,463

(2) Ratification of the appointment of Ernst & Young LLP:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
43,558,985	380,444	587	N/A

(3) Provide advisory approval of the Company’s executive compensation:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
29,832,290	11,349,547	5,716	2,752,463

(4) Approve an amendment to the Visteon Corporation Non-Employee Director Stock Unit Plan:

Shares For	Shares Against	Shares Abstain	Broker Non-Votes
40,147,903	1,036,632	3,018	2,752,463

SECTION 8 – OTHER EVENTS

Item 8.01.	Other Events.

On June 13, 2013, the Board of Directors of the Company re-appointed Mr. David Treadwell as the non-executive Chairman of the Board and made the following committee assignments.

Audit Committee: Duncan H. Cocroft (Chair), Robert J. Manzo and David L. Treadwell.

Organization and Compensation Committee: David L. Treadwell (Chair), Duncan H. Cocroft and Yuen Kam Ho, George.

Corporate Governance and Nominating Committee: Robert J. Manzo (Chair), Jeffrey D. Jones and Harry J. Wilson.

Finance and Corporate Strategy Committee: Harry J. Wilson (Chair), Jeffrey D. Jones and Yuen Kam Ho, George.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: June 17, 2013	By:	/s/ Michael K. Sharnas
Michael K. Sharnas
Senior Vice President and General Counsel